Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CorMedix Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Lefkowitz, Interim Chief Financial and Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2014	By:	/s/ Steven Lefkowitz
	Name:	Steven Lefkowitz
	Title:	Interim Chief Financial Officer (Principal Financial and Accounting Officer)